EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hubei Pharmaceutical Group, Ltd. (the "Company") on Form 10-QSB for the period ended July 31st, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Reid Li, as Chief Executive Officer of the Company, and Eric Fletcher, as Chief Financial Officer of the Company, each certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/  H. Y. (REID) LI
---------------------

Reid Li
Chief Executive Officer
October 8th, 2003

/S/  E. H. (ERIC) FLETCHER
--------------------------

Eric Fletcher
Chief Financial Officer
October 8th, 2003


                                  END OF FILING


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